EXHIBIT 10.15


                                   TRANSLATION

                         Airports Authority of Thailand
                           171 Vibhavadi Rangsit Road
                             Bangkok 10210, Thailand
                               Tel: (662) 535-1111
                               Fax: (6621 531-5559

                       Additional Agreement as Appendix to
               Bangkok International Airport Space Lease Agreement
                       No. 1-77/1995, dated March 13, 1996
                                 Amendment No. 1

         This additional agreement is made at the Airports Authority of Thailand on October 13, 1997 between the Airports Authority of Thailand, by Group Captain Panya Seingchareon, Deputy Managing Director of the Airports Authority of Thailand, hereinafter called, "the Landlord", and J.M.T. Group Co., Ltd., registered as a limited company under the Civil and Commercial Code, headquartered at No. 189/58, Wat Dao Dung Lane, Somdej Phra Pinkhlao Road, Bang Yikhan Sub-District, Bang Plad District, Bangkok by Mr. Viratana Suntaranond, authorized to oblige J.M.T. Group Co., Ltd. in line with the certificate issued Bangkok Partnership/Corporation Registration Bureau, Department of Commercial Registration, Ministry of Commerce, No. SO 0092453, dated July 16, 1997, hereinafter called, "the Tenant".

         The Landlord hereby agrees to let and the Tenant agrees to rent office space in Bangkok international Airport for three years, starting April 1, 1995 to March 31, l998 in line with the Agreement No. 1-77/ 1995, dated March 13, 1996.

         And the Landlord allows the Tenant to rent additional space in Bangkok International Airport, namely, Room No. 0316A and 0316B with total area of 58.50 square metres from February 1, 1996; Room No. 2096, 2097, 2098 and 2099 with total area of 226.00 square metres from February 15, 1996; and Room No. 3061 with an area of 71.00 square metres from June 1.
1996.

         The Landlord and Tenant thereby agree to make this Agreement with the following terms and conditions:

         1. Appendix A attached to Agreement No. 1-77/ 1995 dated March 13, 1996 shall be cancelled and replaced with Appendix A attached to this Agreement.

         2. To make this Agreement, the Tenant has submitted a Letter of Guarantee issued by Bangkok Metropolitan Bank Public Co., Ltd., Head Office, No. L40-2391, dated September 17, 1997 for an amount of Bt346,612.50 (Three Hundred and Forty-Six Thousand Six Hundred and Twelve Baht Fifty Satang) as a guarantee to execute Agreement No. 177/ 1995, dated March 13, 1996.

         3. Other terms and conditions in Agreement No. 1-77/ 1995, dated March 13, 1996 asides from the statements in Sections 1 and 2 of this Additional Agreement shall continue to be valid and effective. 4. This Agreement shall be effective from February, 1, 1996 onwards.

         This Additional Agreement is made in two identical copies for each party to keep on. Both parties have read and understood all the statements herein and affixed their signature and company seal (if any) in the presence of witnesses:

       Landlord                                   Tenant
       --------                                   ------

  (Signed! Group Captain                    (Signed)
   (Panya Seingchareon)                     (Mr. Viratana Suntaranond)

       Witness                                    Witness
       -------                                    -------
  (Signed)                                  (Signed)
  (Mr. Krit Phakskit                        (Mr. Ponpol Pongniwatr)


                                                     Appendix A (4 pages) Page 1

                  Rate of Return from the Lease and Floor Plan
  Additional Agreement as Appendix to Bangkok International Airport Space Lease
         Agreement No. 1-77/1995, dated March 13, 1996, Amendment No. 1

------------------------------------------------------------------------------------------------------------------------------------
     Leased               Area     Rent Rate/   Total Rent   Monthly       Monthly House-  Compensation    Lease Period
      Space               sq. m.     sq. m/     Per Month    Service Fees  hold/Land Tax      Per Day      From        To
                                      Month
------------------------------------------------------------------------------------------------------------------------------------


Inside Bangkok
International Airport
---------------------
No. 3025                 683.50       325.-    222,137.50      33,320.63       27,767.19       18,882.     Feb 1, 1996  Mar 31, 1998
No. 0316A and 316B        58.50       325.-     19,012.50       2,851.87        2,376.56        1,616.-    Feb 1, 1996  Mar 31, 1998
No. 2096, 2097, 2098     226.00       325.-     73,450.-       11,017.50        9,181.25        6,244.-   Feb 15, 1996  Mar 31, 1998
and 2099
No. 3061                  71.00       325.-     23,075.-        3,461.25        2,884.37        1,962.-    Jun 1, l996  Mar 31, 1998
------------------------------------------------------------------------------------------------------------------------------------


     Landlord                                        Tenant
     --------                                        ------
 (Signed) Group Captain                          (Signed)
             (Bancha Seingchareon)                    (Mr. Viratana Suntaranond)


     Witness                                          Witness
     -------                                          -------
 (Signed)                                         (Signed)
         (Mr. Krit Phakakit)                             (Mr. Ponpol Pongniwatr)








[Three pages of graphics (floor plans) omitted.]